UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 8, 2020
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation and Transition Agreement with Former Chief Accounting Officer

As previously disclosed by USA Technologies, Inc. (the “Company”), in connection with the appointment of the Company’s new Chief Accounting Officer, Scott Stewart, the appointment of Glen Goold as the Company’s Chief Accounting Officer ended on September 15, 2020. Pursuant to a Separation and Transition Agreement with the Company, dated as of October 8, 2020 (“Separation Agreement”), Mr. Goold’s employment with the Company will end on October 30, 2020. Through such date, Mr. Goold will continue to provide services to the Company, including assistance with the transition of his duties to Mr. Stewart. Subject to Mr. Goold’s timely execution, delivery, and non-revocation of a release of claims included in the Separation Agreement, Mr. Goold will be provided with the following payments and benefits (in addition to payment for his accrued but unpaid base salary and paid time off) following his termination of employment, which are consistent with Mr. Goold’s existing severance arrangements with the Company: (i) $125,000 in cash severance, payable on the Company’s regular payroll schedule over a six-month period, and (ii) full vesting of Mr. Goold’s outstanding restricted stock awards. Pursuant to a July 2020 retention arrangement with Mr. Goold, the Company paid Mr. Goold a cash bonus of $45,000 in three equal installments on each of July 24, 2020, August 21, 2020, and September 18, 2020, which bonus he is entitled to retain in connection with his separation from the Company. Mr. Goold remains subject to the confidentiality, non-competition, and non-solicitation covenants in his offer letter with the Company, and in addition, has agreed to perpetual cooperation and reciprocal nondisparagement covenants with the Company.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Transition Agreement, by and between Glen Goold and USA Technologies, Inc., dated as of October 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Davina Furnish
Davina Furnish
General Counsel and Secretary
Dated: October 9, 2020